UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 23, 2010

DCP MIDSTREAM PARTNERS, LP

(Exact name of registrant as specified in its charter)

Commission File No. 001-32678

Delaware	03-0567133
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

370 17th Street, Suite 2775, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 633-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

DCP Midstream Partners, LP is filing this Current Report on Form 8-K to provide (1) a reconciliation of the non-GAAP financial measure Adjusted Segment EBITDA to its nearest comparable GAAP measure on a reportable segment basis (or portions of a reportable segment) and (2) a calculation of the ratio of earnings to fixed charges for the six month period ended June 30, 2010.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
12.1	Ratio of Earnings to Fixed Charges for the six month period ended June 30, 2010, and the years ended December 31, 2009, 2008, 2007, 2006 and 2005

99.1	Reconciliation of Non-GAAP Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCP MIDSTREAM PARTNERS, LP

By:	DCP MIDSTREAM GP, LP its General Partner

By:	DCP MIDSTREAM GP, LLC its General Partner

By:	/s/ Michael S. Richards
Name:	Michael S. Richards
Title:	Vice President, General Counsel and Secretary

September 23, 2010

EXHIBITS INDEX

Exhibit Number	Description
12.1	Ratio of Earnings to Fixed Charges for the six month period ended June 30, 2010, and the years ended December 31, 2009, 2008, 2007, 2006 and 2005

99.1	Reconciliation of Non-GAAP Financial Information